                              Financial Statements

                              Separate Account VUL
                                       of
                        Integrity Life Insurance Company

                                DECEMBER 31, 1999
                       WITH REPORT OF INDEPENDENT AUDITORS

                              Separate Account VUL
                                       of
                        Integrity Life Insurance Company

                              Financial Statements


                                December 31, 1999




                                    CONTENTS

Report of Independent Auditors................................................1

Audited Financial Statements

Statement of Assets and Liabilities...........................................2
Statement of Operations.......................................................3
Statements of Changes in Net Assets...........................................4
Notes to Financial Statements.................................................6

                         Report of Independent Auditors

Policyholders
Separate Account VUL of Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account VUL of Integrity Life Insurance Company (comprising, respectively, the Hudson River Trust Common Stock, Hudson River Trust Money Market, Hudson River Trust Balanced, Hudson River Trust Aggressive Stock, Hudson River Trust High Yield, Hudson River Trust Global, EQAT Common Stock, EQAT Money Market, EQAT Balanced, EQAT Aggressive Stock, EQAT High Yield and EQAT Global Divisions) as of December 31, 1999, and the related statement of operations and statements of changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned in The EQ Advisors Trust (the "Trust") as of December 31, 1999, by correspondence with the transfer agent of the Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account VUL of Integrity Life Insurance Company at December 31, 1999, the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.





Louisville, Kentucky                             /s/ Ernst & Young LLP
April 12, 2000

            Separate Account VUL of Integrity Life Insurance Company

                       Statement of Assets and Liabilities

                                December 31, 1999



                                                                               HUDSON
                                                               HUDSON        RIVER TRUST      HUDSON RIVER      HUDSON RIVER
                                                             RIVER TRUST        MONEY            TRUST             TRUST
                                                             COMMON STOCK       MARKET          BALANCED       AGGRESSIVE STOCK
                                                             DIVISION (1)      DIVISION (1)    DIVISION (1)      DIVISION (1)
                                                       -----------------------------------------------------------------------
ASSETS
Investments in EQ Advisors Trust
    at value (aggregate cost of $33,517,528)                     $     -          $     -           $     -          $     -


Receivable from (payable to) the general
    account of Integrity                                               -                -                 -                -
                                                       -----------------------------------------------------------------------

NET ASSETS                                                       $     -          $     -           $     -          $     -
                                                       -----------------------------------------------------------------------
                                                       -----------------------------------------------------------------------
Unit value                                                       $     -          $     -           $     -          $     -
                                                       -----------------------------------------------------------------------
                                                       -----------------------------------------------------------------------
Units outstanding                                                      -                -                 -                -
                                                       -----------------------------------------------------------------------
                                                       -----------------------------------------------------------------------

                                                       HUDSON RIVER   HUDSON RIVER        EQAT          EQAT
                                                          TRUST         TRUST            COMMON         MONEY
                                                        HIGH YIELD      GLOBAL            STOCK         MARKET
                                                       DIVISION (1)    DIVISION (1)     DIVISION       DIVISION
                                                  -------------------------------------------------------------------
ASSETS
Investments in EQ Advisors Trust
     at value (aggregate cost of $33,517,528)           $     -         $     -       $ 19,923,703       $962,468

Receivable from (payable to) the general
     account of Integrity                                     -               -             65,299          2,833
                                                  -----------------------------------------------------------------
NET ASSETS
                                                        $     -         $     -       $ 19,989,002       $965,301
                                                  -----------------------------------------------------------------
                                                  -----------------------------------------------------------------
Unit value                                              $     -         $     -       $     802.61       $ 196.96
                                                  -----------------------------------------------------------------
                                                  -----------------------------------------------------------------
Units outstanding                                            -               -             24,905          4,901
                                                  -----------------------------------------------------------------
                                                  -----------------------------------------------------------------

                                                                      EQAT
                                                    EQAT           AGGRESSIVE      EQAT HIGH
                                                   BALANCED          STOCK           YIELD          EQAT GLOBAL
                                                   DIVISION        DIVISION         DIVISION         DIVISION          TOTAL
                                             --------------------------------------------------------------------------------------
ASSETS
Investments in EQ Advisors Trust
     at value (aggregate cost of $33,517,528)    $ 5,930,997      $ 5,696,242       $284,730        $ 1,690,278       $ 34,488,418
Receivable from (payable to) the general
     account of Integrity                              5,919           16,307         17,229              3,079            110,666

                                             --------------------------------------------------------------------------------------

NET ASSETS                                       $ 5,936,916      $ 5,712,549       $301,959        $ 1,693,357       $ 34,599,084
                                             --------------------------------------------------------------------------------------
                                             --------------------------------------------------------------------------------------
Unit value                                       $    397.73      $    667.12       $ 274.01        $    516.74
                                             -------------------------------------------------------------------
                                             -------------------------------------------------------------------
Units outstanding                                     14,927            8,563          1,102              3,277
                                             -------------------------------------------------------------------
                                             -------------------------------------------------------------------


(1) Effective October 18, 1999, the net assets of the division were transferred to a new division through a substitution.

SEE ACCOMPANYING NOTES.

            Separate Account VUL of Integrity Life Insurance Company

                             Statement of Operations

                          Year Ended December 31, 1999



                                                                               HUDSON
                                                               HUDSON        RIVER TRUST      HUDSON RIVER      HUDSON RIVER
                                                             RIVER TRUST        MONEY            TRUST             TRUST
                                                             COMMON STOCK       MARKET          BALANCED       AGGRESSIVE STOCK
                                                             DIVISION (1)      DIVISION (1)    DIVISION (1)      DIVISION (1)
                                                          ---------------------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends from
      EQ Advisors Trust                                          $        -       $       -      $        -       $        -

EXPENSES
    Mortality and expense risk and
      administrative charges                                         88,830           3,954          27,196           26,401
                                                          -------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        (88,830)         (3,954)        (27,196)         (26,401)

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
    Net realized gain (loss) on sales of investments              6,352,388        (19,473)        (209,378)         965,521
    Net unrealized appreciation (depreciation) of investments:
         Beginning of period                                      5,377,215           6,813         536,967          (37,006)
         End of period                                                    -               -               -                -
                                                          -------------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                             (5,377,215)         (6,813)       (536,967)          37,006
                                                          -------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS                                                  975,173         (26,286)       (746,345)       1,002,527
                                                          -------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                   $   886,343       $ (30,240)     $ (773,541)      $  976,126
                                                          -------------------------------------------------------------------
                                                          -------------------------------------------------------------------

                                                                HUDSON RIVER
                                                                    TRUST       HUDSON RIVER     EQAT COMMON      EQAT MONEY
                                                                 HIGH YIELD     TRUST GLOBAL        STOCK           MARKET
                                                                DIVISION (1)    DIVISION (1)     DIVISION (2)    DIVISION (2)
                                                          -----------------------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends from
      EQ Advisors Trust                                                $     -         $     -      $ 2,792,384       $  38,154

EXPENSES
    Mortality and expense risk and
      administrative charges                                             1,453           6,529           29,812           1,386
                                                          -----------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                            (1,453)         (6,529)       2,762,572          36,768

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
    Net realized gain (loss) on sales of investments                   (60,752)         56,402        1,094,833           7,080
    Net unrealized appreciation (depreciation) of investments:
         Beginning of period                                           (60,201)        126,111                -               -
         End of period                                                      -               -          (145,907)        (34,737)
                                                          -----------------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                                    60,201        (126,111)        (145,907)        (34,737)
                                                          -----------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS                                                        (551)        (69,709)         948,926         (27,657)
                                                          -----------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                        $  (2,004)      $ (76,238)     $ 3,711,498        $  9,111
                                                          -----------------------------------------------------------------------
                                                          -----------------------------------------------------------------------

                                                                              EQAT
                                                               EQAT        AGGRESSIVE    EQAT HIGH        EQAT
                                                             BALANCED        STOCK         YIELD         GLOBAL
                                                            DIVISION (2)   DIVISION (2)  DIVISION (2)   DIVISION (2)      TOTAL
                                                           ------------------------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends from
      EQ Advisors Trust                                       $ 657,745     $  339,116   $  35,209     $  77,710      $ 3,940,318

EXPENSES
    Mortality and expense risk and
      administrative charges                                      9,025          8,438         506         2,415          205,945
                                                           ------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                    648,720        330,678      34,703        75,295        3,734,373

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
    Net realized gain (loss) on sales of investments            125,051        122,725     (13,045)       48,270        8,469,622
    Net unrealized appreciation (depreciation) of
      investments:
         Beginning of period                                          -              -           -             -        5,949,899
         End of period                                           42,920        874,203     (19,264)      253,675          970,890
                                                           ------------------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                             42,920        874,203     (19,264)      253,675       (4,979,009)
                                                           ------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS                                              167,971        996,928     (32,309)      301,945        3,490,613
                                                           ------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                 $ 816,691    $ 1,327,606   $   2,394     $ 377,240      $ 7,224,986
                                                           ------------------------------------------------------------------------
                                                           ------------------------------------------------------------------------

(1) For the period January 1, 1999 to October 17, 1999 (date of substitution)
(2) For the period October 18, 1999 (commencement of operations) to December 31, 1999
SEE ACCOMPANYING NOTES.

            Separate Account VUL of Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1999


                                                                               HUDSON
                                                               HUDSON        RIVER TRUST      HUDSON RIVER      HUDSON RIVER
                                                             RIVER TRUST        MONEY            TRUST             TRUST
                                                             COMMON STOCK       MARKET          BALANCED       AGGRESSIVE STOCK
                                                             DIVISION (1)      DIVISION (1)    DIVISION (1)      DIVISION (1)
                                                           ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS
     Net investment income (loss)                              $    (88,830)    $   (3,954)     $   (27,196)     $     (26,401)
     Net realized gain (loss) on sales of investments             6,352,388        (19,473)        (209,378)           965,521
     Change in net unrealized appreciation/
       depreciation during the period                            (5,377,215)        (6,813)        (536,967)            37,006
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                        886,343        (30,240)        (773,541)           976,126

INCREASE (DECREASE) IN NET ASSETS FROM POLICY
   RELATED TRANSACTIONS
     Contributions from policyholders                               450,101         12,028          234,896            217,987
     Policy terminations and benefits                            (2,069,057)       (77,547)        (740,449)          (660,459)
     Net transfers among investment divisions                   (18,449,440)      (731,721)      (4,802,716)        (6,589,468)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                                  (20,068,396)      (797,240)      (5,308,269)        (7,031,940)
                                                           ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                               (19,182,053)      (827,480)      (6,081,810)        (6,055,814)
Net assets, beginning of year                                    19,182,053        827,480        6,081,810          6,055,814
                                                           ---------------------------------------------------------------------

NET ASSETS, END OF YEAR                                        $          -       $      -        $       -        $         -
                                                           ---------------------------------------------------------------------
                                                           ---------------------------------------------------------------------
UNIT TRANSACTIONS
   Contributions                                                        606              60              628                345
   Terminations and benefits                                         (2,715)           (370)          (1,617)              (883)
   Net transfers                                                    (27,632)         (4,074)         (16,915)           (10,185)
                                                           ------------------------------------------------------------------------
Net increase (decrease) in units                                    (29,741)         (4,384)         (17,904)           (10,723)
                                                           ---------------------------------------------------------------------
                                                           ---------------------------------------------------------------------

                                                     HUDSON RIVER   HUDSON RIVER      EQAT         EQAT
                                                       TRUST           TRUST         COMMON       MONEY           EQAT
                                                       YIELD           GLOBAL        STOCK        MARKET        BALANCED
                                                     DIVISION (1)   DIVISION (1)   DIVISION (2)  DIVISION (2)  DIVISION (2)
                                                    ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS
     Net investment income (loss)                   $   (1,453)    $    (6,529)    $ 2,762,572    $   36,768    $  648,720
     Net realized gain (loss) on sales of
        investments                                    (60,752)         56,402       1,094,833         7,080       125,051
     Change in net unrealized appreciation/
       depreciation during the period                   60,201        (126,111)       (145,907)      (34,737)       42,920
                                                    ---------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                            (2,004)        (76,238)      3,711,498         9,111       816,691
INCREASE (DECREASE) IN NET ASSETS FROM POLICY
   RELATED TRANSACTIONS
     Contributions from policyholders                   16,547          52,321         120,798         5,240        59,555
     Policy terminations and benefits                  (12,630)        (91,704)     (2,208,149)      (91,932)     (811,788)
     Net transfers among investment divisions         (381,554)     (1,028,358)     18,364,855     1,042,882     5,872,458
                                                    ---------------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                        (377,637)     (1,067,741)     16,277,504       956,190     5,120,225
                                                    ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                     (379,641)     (1,143,979)     19,989,002       965,301     5,936,916
Net assets, beginning of year                          379,641       1,143,979               -             -             -
                                                    ---------------------------------------------------------------------------
NET ASSETS, END OF YEAR                             $        -     $         -     $19,989,002    $  965,301    $5,936,916
                                                    ---------------------------------------------------------------------------
                                                    ---------------------------------------------------------------------------
UNIT TRANSACTIONS
   Contributions                                            55           123             167            27           160
   Terminations and benefits                               (40)         (174)         (2,974)         (468)       (2,194)
   Net transfers                                        (1,346)       (3,730)         27,712         5,342        16,961
                                                    ---------------------------------------------------------------------------
Net increase (decrease) in units                        (1,331)       (3,781)         24,905         4,901        14,927
                                                    ---------------------------------------------------------------------------
                                                    ---------------------------------------------------------------------------

                                                           EQAT          EQAT
                                                        AGGRESSIVE       HIGH
                                                           STOCK         YIELD      EQAT GLOBAL
                                                       DIVISION (2)  DIVISION (2)   DIVISION (2)       TOTAL
                                                      -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS
     Net investment income (loss)                     $  330,678     $  34,703     $   75,295       $ 3,734,373
     Net realized gain (loss) on sales of
       investments                                       122,725       (13,045)        48,270         8,469,622
     Change in net unrealized appreciation/
       depreciation during the period                    874,203       (19,264)       253,675        (4,979,009)
                                                      -----------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                           1,327,606         2,394        377,240         7,224,986

INCREASE (DECREASE) IN NET ASSETS FROM POLICY
   RELATED TRANSACTIONS
     Contributions from policyholders                     57,609         3,444         13,612         1,244,138
     Policy terminations and benefits                   (823,577)      (44,359)      (166,656)       (7,798,307)
     Net transfers among investment divisions          5,150,911       340,480      1,469,161           257,490
                                                      -----------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                         4,384,943       299,565      1,316,117        (6,296,679)
                                                      -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                      5,712,549       301,959      1,693,357           928,307

Net assets, beginning of year                                  -             -              -        33,670,777
                                                      -----------------------------------------------------------

NET ASSETS, END OF YEAR                               $5,712,549     $ 301,959     $1,693,357       $34,599,084
                                                      -----------------------------------------------------------
                                                      -----------------------------------------------------------
UNIT TRANSACTIONS
   Contributions                                              98            13             30
   Terminations and benefits                              (1,371)         (162)          (364)
   Net transfers                                           9,836         1,251          3,611
                                                      -----------------------------------------
Net increase (decrease) in units                           8,563         1,102          3,277
                                                      -----------------------------------------
                                                      -----------------------------------------

(1) For the period January 1, 1999 to October 17, 1999 (date of substitution)
(2) For the period October 18, 1999 (commencement of operations) to December 31, 1999
SEE ACCOMPANYING NOTES.

            Separate Account VUL of Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1998


                                                             HUDSON RIVER       HUDSON RIVER     HUDSON RIVER    HUDSON RIVER
                                                             TRUST COMMON       TRUST MONEY        TRUST            TRUST
                                                                STOCK             MARKET          BALANCED        AGGRESSIVE
                                                              DIVISION           DIVISION         DIVISION      STOCK DIVISION
                                                           --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS
     Net investment income                                    $  2,337,832     $   35,771     $   632,428      $   289,725
     Net realized gain on sales of investments                     991,427          2,951          32,783          128,944
     Change in net unrealized appreciation/
       depreciation during the period                            1,036,956            116         253,885         (448,746)
                                                           --------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                     4,366,215         38,838         919,096          (30,077)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY
   RELATED TRANSACTIONS
     Contributions from policyholders                              628,165         21,752         340,974          273,800
     Policy terminations and benefits                           (2,171,915)      (250,769)       (862,809)        (832,067)
     Net transfers among investment divisions                        3,993        100,085          (7,151)         (48,261)
                                                           --------------------------------------------------------------------
Net decrease in net assets from
   policy related transactions                                  (1,539,757)      (128,932)       (528,986)        (606,528)
                                                           --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                2,826,458        (90,094)        390,110         (636,605)
Net assets, beginning of year                                   16,355,595        917,574       5,691,700        6,692,419
                                                           --------------------------------------------------------------------
NET ASSETS, END OF YEAR                                      $  19,182,053     $  827,480    $  6,081,810     $  6,055,814
                                                           --------------------------------------------------------------------
                                                           --------------------------------------------------------------------
UNIT TRANSACTIONS
   Contributions                                                     1,136            118           1,098              492
   Terminations and benefits                                        (3,984)        (1,366)         (2,823)          (1,464)
   Net transfers                                                       (25)           542             (43)            (118)
                                                           --------------------------------------------------------------------
Net decrease in units                                               (2,873)          (706)         (1,768)          (1,090)
                                                           --------------------------------------------------------------------
                                                           --------------------------------------------------------------------

                                                       HUDSON RIVER   HUDSON RIVER
                                                           TRUST         TRUST
                                                         HIGH YIELD      GLOBAL
                                                         DIVISION       DIVISION      TOTAL
                                                     -------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS
     Net investment income                           $   49,419     $   97,467      $ 3,442,642
     Net realized gain on sales of investments            1,387         52,225        1,209,717
     Change in net unrealized appreciation/
       depreciation during the period                   (78,741)         94,697          858,167
                                                     -------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                            (27,935)        244,389        5,510,526

INCREASE (DECREASE) IN NET ASSETS FROM POLICY
   RELATED TRANSACTIONS
     Contributions from policyholders                    20,956         75,058        1,360,705
     Policy terminations and benefits                   (99,759)      (171,612)      (4,388,931)
     Net transfers among investment divisions            35,609      (255,515)        (171,240)
                                                     -------------------------------------------
Net decrease in net assets from
   policy related transactions                          (43,194)      (352,069)      (3,199,466)
                                                     -------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       (71,129)      (107,680)        2,311,060

Net assets, beginning of year                           450,770      1,251,659       31,359,717
                                                     -------------------------------------------

NET ASSETS, END OF YEAR                              $  379,641     $1,143,979      $33,670,777
                                                     -------------------------------------------
                                                     -------------------------------------------

UNIT TRANSACTIONS
   Contributions                                             69            224
   Terminations and benefits                               (342)          (506)
   Net transfers                                            114             25
                                                     --------------------------
Net decrease in units                                      (159)          (257)
                                                     --------------------------
                                                     --------------------------

SEE ACCOMPANYING NOTES.

                              Separate Account VUL
                                       of
                        Integrity Life Insurance Company

                          Notes to Financial Statements

                                December 31, 1999


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

Integrity Life Insurance Company ("Integrity") established Separate Account VUL (the "Separate Account") on May 14, 1986 for the purpose of issuing variable life insurance policies ("policies"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. Variable life insurance policies have not been offered by Integrity since 1990, but policies are still outstanding. Net premiums may be received under existing policies. The operations of the Separate Account are part of Integrity.

During 1999, Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). Effective March 3, 2000, Integrity and its wholly owned subsidiary, National Integrity Life Insurance Company ("National Integrity"), were acquired by the Western and Southern Life Insurance Company ("W&S.") (See
Note 4 of Notes to Financial Statements.)

Policyholders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or to a guaranteed interest division provided by Integrity, or both. The Separate Account divisions invest in shares of the corresponding portfolios of EQ Advisors Trust ("EQAT" or the "Trust"), a mutual fund managed by EQ Financial Consultants, Inc.

On July 1, 1999, National Integrity filed an application with the SEC to approve the substitution of newly created portfolios of EQAT for each of the Hudson River Trust portfolios (the "Substitution"). The Substitution involved the transfer of assets to EQAT Portfolios (the "New Divisions") that have substantially identical investment objectives, strategies, and policies to those of the Hudson River Trust Portfolios. The Substitution was approved by the SEC on September 22, 1999, and was effective on October 18, 1999. The divisions of the Separate Account affected by the Substitution and the New Divisions that received the respective assets of each of the Hudson River Trust Portfolios are as follows:

                              Separate Account VUL
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Original Division                           New Division
-----------------                           ------------
Hudson River Common Stock                   EQAT Common Stock

Hudson River Money Market                   EQAT Money Market

Hudson River Balanced                       EQAT Balanced

Hudson River Aggressive Stock               EQAT Aggressive Stock

Hudson River High Yield                     EQAT High Yield

Hudson River Global                         EQAT Global

Units of each division of the Separate Account affected by the Substitution were redeemed in-kind and the redemption proceeds were used to purchase units of the New Division. The costs of the Substitution were borne by Integrity, and no fees, transfer charges or sales charges to effect the Substitution were imposed on the Separate Account or the policyholders. Prior to and immediately following the Substitution, the account values of policyholders were the same. In addition, the Substitution did not alter the tax or insurance benefits to policyholders or the contractual obligation of Integrity.

The policyholder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has six investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the portfolios of the Trust.

     COMMON STOCK PORTFOLIO seeks to obtain long-term growth of capital and increasing income. It invests primarily in common and preferred stocks and other equity type instruments.

                              Separate Account VUL
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests primarily in high quality short-term money market instruments.

     BALANCED PORTFOLIO seeks a high return through a combination of current income and capital appreciation. It invests primarily in common stocks, publicly-traded debt securities and high quality money market instruments.

     AGGRESSIVE STOCK PORTFOLIO seeks to obtain long term growth of capital. It invests primarily in common stocks and other equity-type securities issued by medium and smaller sized companies with strong growth potential.

     HIGH YIELD PORTFOLIO seeks a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation. It invests primarily in a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high quality fixed income securities.

     GLOBAL PORTFOLIO seeks long term growth of capital as a fundamental objective. It invests primarily in equity securities of non-United States as well as United States companies.


The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the policies may not be used to satisfy liabilities arising out of any other business of Integrity.

                              Separate Account VUL
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS

Investments in shares of the Trust are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Trust portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

Share transactions are recorded on the trade date. Realized gains and losses on sales of Trust shares are determined based on the identified cost basis.

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

TAXES

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate

                             Separate Account VUL
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1999 and the cost of shares held at December 31, 1999 for each division were as follows:

                DIVISION              PURCHASES          SALES             COST
-----------------------------------------------------------------------------------------------------------

Hudson River Trust Common Stock        $ 361,602    $ 20,519,729        $         -
Hudson River Trust Money Market          190,523         991,772                  -
Hudson River Trust Balanced              266,352       5,602,239                  -
Hudson River Trust Aggressive Stock      291,474       7,352,969                  -
Hudson River Trust High Yield             51,236         430,637                  -
Hudson River Trust Global                119,004       1,468,063                  -
EQAT Common Stock                     21,189,967       2,215,190         20,069,610
EQAT Money Market                      1,181,137         191,012            997,205
EQAT Aggressive Stock                  5,487,352         788,038          4,822,039
EQAT Balanced                          6,501,984         738,958          5,888,077
EQAT High Yield                          360,463          43,424            303,994
EQAT Global                            1,545,522         157,189          1,436,603
                                                                     ---------------
                                                                        $33,517,528
                                                                     ---------------
                                                                     ---------------

                              Separate Account VUL
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


3. EXPENSES

Integrity assumes mortality and expense risks related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 0.60% of policyholders' net assets to cover these risks.

Integrity makes deductions for administrative expenses and state premium taxes from premiums before amounts are allocated to the Separate Account.


4. EVENTS RELATING TO INTEGRITY AND ARM

On July 29, 1999, ARM announced that it was restructuring its institutional business and positioning its retail business and technology operations for the sale of ARM or its businesses or its assets. Following the July 29, 1999 announcement, the ratings of ARM and Integrity were significantly lowered several times by four major rating agencies, materially and adversely affecting Integrity's ability to market retail products and adversely affecting the persistency of its existing business during the remainder of 1999.

On December 17, 1999 ARM entered into a Purchase Agreement (the "Purchase Agreement") with W&S whereby W&S agreed to acquire Integrity and National Integrity. On March 3, 2000, W&S and ARM closed the transaction contemplated by the Purchase Agreement. The Company has been assigned a AAA (Extremely Strong) rating for financial strength by Standard & Poor's, AAA (Highest) for claims paying ability from Duff & Phelps' and A (Excellent) for financial strength from A.M. Best. It is expected that Moody's will assign similar ratings to National Integrity.

W&S is part of the Western-Southern Enterprise, a financial services group which also includes Western-Southern Life Assurance Company, Columbus Life Insurance Company, Touchstone Advisors, Inc., Fort Washington Investment Advisors, Inc., Todd Investment Advisors, Inc., Countrywide Financial Services, Capital Analysts Incorporated and Eagle Realty Group, Inc. Assets owned or under management by the group exceed $20 billion. Western and Southern is rated A++ (Superior) by A.M. Best, AAA (Highest) by Duff & Phelps, AAA (Extremely Strong) by Standard & Poor's, and Aa2 (Excellent) by Moody's.

                              Financial Statements
                                (Statutory Basis)

                                 Integrity Life
                                Insurance Company

                     YEARS ENDED DECEMBER 31, 1999 AND 1998
                       WITH REPORT OF INDEPENDENT AUDITORS

                        Integrity Life Insurance Company

                              Financial Statements
                                (Statutory Basis)

                     Years Ended December 31, 1999 and 1998




                                    CONTENTS

Report of Independent Auditors................................................1

Audited Financial Statements

Balance Sheets (Statutory Basis)..............................................2
Statements of Operations (Statutory Basis)....................................4
Statements of Changes in Capital and Surplus (Statutory Basis)................5
Statements of Cash Flows (Statutory Basis)....................................6
Notes to Financial Statements (Statutory Basis)...............................8

                         Report of Independent Auditors

Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 1999 and 1998, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Integrity Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department.


                                                         /s/ Ernst & Young LLP
Louisville, Kentucky
March 31, 2000

                        Integrity Life Insurance Company

                        Balance Sheets (Statutory Basis)


                                                                        DECEMBER 31,
                                                                    1999              1998
                                                             ---------------------------------
                                                                    (IN THOUSANDS)
ADMITTED ASSETS
Cash and invested assets:
    Bonds                                                       $ 1,363,174       $ 4,562,340
    Preferred stocks and non-affiliated common stock                 75,828            32,704
    Investment in common stock of subsidiary                         55,179            59,503
    Mortgage loans                                                    8,935            11,719
    Policy loans                                                    104,194           102,305
    Cash and short-term investments                                 177,279           412,074
    Other invested assets                                            50,405            53,435
                                                             ---------------------------------
Total cash and invested assets                                    1,834,994         5,234,080

Separate account assets                                           1,657,370         2,124,250
Accrued investment income                                            35,912            47,091
Reinsurance balances receivable                                         101             1,048
Other admitted assets                                                14,769             2,097




                                                             ---------------------------------
Total admitted assets                                           $ 3,543,146       $ 7,408,566
                                                             =================================

                                                                        DECEMBER 31,
                                                                   1999              1998
                                                              -------------------------------
                                                                       (IN THOUSANDS)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
    Policy and contract liabilities:
      Life and annuity reserves                                $ 1,712,587       $ 1,512,538
      Funding agreement and GIC deposit fund liabilities                 -         3,508,124
      Unpaid claims                                                    120               120
      Deposits on policies to be issued, net                           766                83
                                                              -------------------------------
    Total policy and contract liabilities                        1,713,473         5,020,865

    Separate account liabilities                                 1,657,370         2,101,750
    Accounts payable and accrued expenses                            2,009             3,502
    Transfers to separate accounts due or (accrued), net           (34,299)          (59,632)
    Reinsurance balances payable                                     1,561             9,194
    Federal income taxes                                                 -                64
    Asset valuation reserve                                         24,942            34,578
    Interest maintenance reserve                                    26,706            38,637
    Other liabilities                                               66,772            12,920
                                                              -------------------------------
Total liabilities                                                3,458,534         7,161,878

Capital and surplus:
    Common stock, $2 par value, 1,500,000 shares
      authorized, issued and outstanding                             3,000             3,000
    Paid-in surplus                                                173,506           122,006
    Unassigned surplus (deficit)                                   (91,894)          121,682
                                                              -------------------------------
Total capital and surplus                                           84,612           246,688
                                                              -------------------------------
Total liabilities and capital and surplus                      $ 3,543,146       $ 7,408,566
                                                              ===============================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

                   Statements of Operations (Statutory Basis)

                                                                            YEAR ENDED DECEMBER 31,
                                                                             1999              1998
                                                                       --------------------------------
                                                                                 (IN THOUSANDS)
Premiums and other revenues:
    Premiums and annuity considerations                                  $    19,316       $     7,313
    Deposit-type funds                                                       576,356         1,868,553
    Net investment income                                                    250,298           321,469
    Amortization of the interest maintenance reserve                           2,080             2,243
    Income from separate account seed money investment                        26,600                 -
    Reserve adjustments on reinsurance ceded                                 210,442             1,033
    Other revenues                                                            39,098            19,376
                                                                       --------------------------------
Total premiums and other revenues                                          1,124,190         2,219,987

Benefits paid or provided:
    Death benefits                                                             6,588             5,528
    Annuity benefits                                                         183,245           240,573
    Surrender benefits                                                     1,245,928           297,863
    Interest on funds left on deposit                                         92,441           162,137
    Payments on supplementary contracts                                       13,155            10,982
    Increase in reserves and deposit fund liabilities                         32,323         1,216,263
                                                                       --------------------------------
Total benefits paid or provided                                            1,573,680         1,933,346

Insurance and other expenses:
    Commissions                                                               34,299            31,144
    General expenses                                                          28,602            23,542
    Taxes, licenses and fees                                                   2,627             1,483
    Net transfers to (from) separate accounts                               (511,329)          186,486
    Other expenses                                                           192,588             1,710
                                                                       --------------------------------
Total insurance and other expenses                                          (253,213)          244,365
                                                                       --------------------------------
Gain (loss) from operations before federal income taxes and
    net realized capital gains                                              (196,277)           42,276

Federal income tax expense                                                     2,706             5,456
                                                                       --------------------------------
Gain (loss) from operations before net realized capital gains               (198,983)           36,820

Net realized capital gains, excluding realized capital
    gains (losses), net of tax, transferred to the interest
    maintenance reserve (1999-$(137,773); 1998-$(1,392))                       8,284               945
                                                                       --------------------------------
Net income (loss)                                                        $  (190,699)      $    37,765
                                                                       ================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

         Statements of Changes in Capital and Surplus (Statutory Basis)

                     Years Ended December 31, 1999 and 1998

                                                                           UNASSIGNED         TOTAL
                                             COMMON         PAID-IN         SURPLUS        CAPITAL AND
                                             STOCK          SURPLUS        (DEFICIT)         SURPLUS
                                           ----------------------------------------------------------------------------------
                                                                 (IN THOUSANDS)
Balance, January 1, 1998                    $ 3,000       $ 113,109       $  95,651         $ 211,760
Net income                                                                   37,765            37,765
Net change in unrealized gain
     of subsidiary                                                            5,475             5,475
Net change in nonadmitted assets
      and related items                                                           1                 1
Increase in asset valuation reserve                                         (11,210)          (11,210)
Capital contribution, net                                     8,897                             8,897
Dividends to shareholder                                                     (6,000)           (6,000)
                                           -----------------------------------------------------------
Balance, December 31, 1998                    3,000         122,006         121,682           246,688

Net loss                                                                   (190,699)         (190,699)
Net change in unrealized gain
     of subsidiary                                                           (4,324)           (4,324)
Net change in nonadmitted
     assets and related items                                                  (589)             (589)
Change in reserve (change
     in valuation basis)                                                      3,000             3,000
Decrease in asset valuation reserve                                           9,636             9,636
Change in surplus in
     separate accounts                                                      (26,600)          (26,600)
Capital contribution                                         51,500                            51,500
Dividends to shareholder                                                     (4,000)           (4,000)
                                           -----------------------------------------------------------
Balance, December 31, 1999                  $ 3,000       $ 173,506       $ (91,894)        $  84,612
                                           ===========================================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

                   Statements of Cash Flows (Statutory Basis)


                                                                           YEAR ENDED DECEMBER 31,
                                                                            1999             1998
                                                                    ---------------------------------
                                                                           (IN THOUSANDS)
OPERATIONS:
    Premiums, policy proceeds, and other
      considerations received                                          $   595,672       $ 1,875,866
    Net investment income received                                         261,225           315,760
    Commission and expense allowances received
      on reinsurance ceded                                                 222,417               904
    Benefits paid                                                       (1,449,145)         (555,176)
    Insurance expenses paid                                                (67,022)          (55,204)
    Other income received net of other expenses paid                         2,080            17,100
    Net transfers from (to) separate accounts                              536,663          (204,091)
    Federal income taxes paid                                              (10,689)           (1,814)
                                                                    ---------------------------------
Net cash provided by operations                                             91,201         1,393,345

INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or repayments
    of investments:
      Bonds                                                              1,195,883         4,854,879
      Preferred stocks                                                      34,428            86,730
      Mortgage loans                                                         2,784             1,467
      Other invested assets                                                 19,918            63,054
      Net gains (losses) on cash and short-term investments                     18               580
      Profit on sale or maturity of derivative instruments                  13,633                 -
      Miscellaneous proceeds                                                 2,676             1,050
                                                                    ---------------------------------
Total investment proceeds                                                1,269,340         5,007,760
Benefits recovered (taxes paid) on capital gains                             1,077            (3,264)
                                                                    ---------------------------------
Net proceeds from sales, maturities, or repayments
    of investments                                                       1,270,417         5,004,496

                        Integrity Life Insurance Company

                                                                     YEAR ENDED DECEMBER 31,
                                                                     1999              1998
                                                               --------------------------------
                                                                     (IN THOUSANDS)
Cost of investments acquired:
    Bonds                                                          1,589,428         5,980,098
    Preferred and common stocks                                       70,728            60,158
    Other invested assets                                             19,112            85,759
    Miscellaneous applications                                           813             2,731
                                                               --------------------------------
Total cost of investments acquired                                 1,680,081         6,128,746
Net increase in policy loans and premium notes                         1,889             2,773
                                                               --------------------------------
Net cash used in investment activities                              (411,553)       (1,127,023)

FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided:
    Capital and surplus paid-in                                       51,500             8,897
    Seed redemption from separate account                             22,500                 -
    Cash from term loans                                              19,152                 -
    Other sources                                                     13,263             7,631
                                                               --------------------------------
Total other cash provided                                            106,415            16,528

Other cash applied:
    Dividends to shareholder                                           4,000             6,000
    Other applications, net                                           16,858            66,018
                                                               --------------------------------
Total other cash applied                                              20,858            72,018
                                                               --------------------------------
Net cash provided by (used in) financing and
    miscellaneous activities                                          85,557           (55,490)
                                                               --------------------------------

Net increase (decrease) in cash and short-term investments          (234,795)          210,832

Cash and short-term investments at beginning of year                 412,074           201,242
                                                               --------------------------------
Cash and short-term investments at end of year                   $   177,279       $   412,074
                                                               ================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

                 Notes to Financial Statements (Statutory Basis)

                                December 31, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION

Integrity Life Insurance Company (the "Company") and its wholly-owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity") are indirect wholly owned subsidiaries of ARM Financial Group, Inc. ("ARM"). The Company is domiciled in the state of Ohio. The Company is currently licensed in 46 states and the District of Columbia, and National Integrity specialize in the asset accumulation business with particular emphasis on retirement savings and investment products.

On December 17, 1999, ARM entered into a Purchase Agreement (the "Purchase Agreement") with The Western and Southern Life Insurance Company ("W&S") whereby W&S agreed to acquire ARM's insurance subsidiaries, Integrity and National Integrity, the ("Insurance Subsidiaries").

On March 3, 2000, ARM closed the transaction contemplated by the Purchase Agreement (the "Closing"). Under the terms of the Purchase Agreement, the purchase price of $119.3 million is subject to a number of downward price adjustments (see below) and was placed in an escrow account. ARM does not expect any remaining proceeds in the escrow (after any such downward adjustments) to be distributed from the escrow prior to the 12 month anniversary of the Closing.

The $119.3 million purchase price may be decreased to the extent that the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth on the Insurance Subsidiaries' final February 29, 2000 balance sheet (less certain enumerated items) is more than $1 million less than the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth in the Insurance Subsidiaries September 30, 1999 statutory financial statements plus $2.2 million. The purchase price may be increased to the extent that the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth on the Insurance Subsidiaries' final February 29, 2000 balance sheet (less certain enumerated items) is more than $1 million greater than the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth on the Insurance Subsidiaries' September 30, 1999 statutory financial statements plus $2.2 million.

                        Integrity Life Insurance Company

ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

Subject to certain specified limitations, the purchase price may also be decreased to the extent of any losses by W&S arising out of any inaccuracy in or breach of any of ARM's representations, warranties or covenants.

The purchase price may be further decreased to the extent of any "losses" from the sales or deemed sales of certain securities owned by the Insurance Subsidiaries (the "Securities"). The Securities, which the parties have agreed are to be sold, are set forth on a confidential list. "Losses" are calculated as the aggregate amount by which the "carrying value" of the Securities exceeds the aggregate net sale proceeds from the sales or deemed sales of the Securities. The aggregate "carrying value" of the Securities as of February 29, 2000 was $453.5 million. Losses of $4.7 million have been recognized on securities sold subsequent to entering into the sale transaction.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS

Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners' ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

a liability rather than unassigned surplus. Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

SUBSIDIARY

The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

POLICY ACQUISITION COSTS

Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of gross profits over the estimated term of the underlying policies.

NONADMITTED ASSETS

Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS AND BENEFITS

Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

BENEFIT RESERVES

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on expected experience or actual account balances as would be required under GAAP.

FEDERAL INCOME TAXES

Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

STATEMENT OF CASH FLOWS

Cash and short-term investments in the statement of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                                 1999              1998
                                                            --------------------------------
                                                                  (IN THOUSANDS)
Net income (loss) as reported in the accompanying
   statutory basis financial statements                      $  (190,699)     $    37,765

Deferred policy acquisition costs, net of amortization            12,357           22,694
Adjustments to customer deposits                                 (10,053)          (7,082)
Adjustments to invested asset carrying values at
   acquisition date                                                 (810)            (226)
Amortization of value of insurance in force                       (5,629)          (5,426)
Amortization of interest maintenance reserve                      (2,080)          (2,243)
Adjustments for realized investment losses                       (79,279)          (4,043)
Adjustments for federal income tax expense                       (45,797)          (4,623)
Investment in subsidiary                                          (1,500)          11,561
Eliminate dividend income from subsidiary                              -           (2,771)
Other                                                             36,732            2,237
                                                            --------------------------------
Net income (loss), GAAP basis                                $  (286,758)     $    47,843
                                                            ================================

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

                                                                      YEAR ENDED DECEMBER 31,
                                                                       1999              1998
                                                                  ------------------------------
                                                                         (IN THOUSANDS)
Capital and surplus as reported in the accompanying
   statutory basis financial statements                            $    84,612      $   246,688

Adjustments to customer deposits                                      (151,448)        (165,471)
Adjustments to invested asset carrying values at
   acquisition date                                                    (25,667)             436
Asset valuation reserve and interest maintenance reserve                51,648           73,215
Value of insurance in force                                             24,193           27,097
Goodwill                                                                     -            2,968
Deferred policy acquisition costs                                       93,762           79,679
Adjustments to investment in subsidiary excluding net
   unrealized gains (losses)                                            28,321           25,497
Net unrealized gains (losses) on available-for-sale
   securities                                                         (202,554)        (123,124)
Other                                                                  (25,054)          29,517
                                                                  ------------------------------

Shareholder's equity (deficit), GAAP basis                         $  (122,187)     $   196,502
                                                                  ==============================

Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

     Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

     Preferred stocks are reported at cost.

     The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

     Short-term investments include investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the average cost method.

BENEFITS

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

Interest on funds left on deposit represents interest credited on funding agreements and GIC deposit fund liabilities. Interest credited on all other life and annuity reserves is included as a component of annuity or surrender benefits.

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts and institutional funding agreements. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity involving cashflows, such as premiums and benefits, are reported in the accompanying statements of income in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of income as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks. Such fees are included in other revenues.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                        Integrity Life Insurance Company

2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. In 1998, both the NAIC and the Ohio Department of Insurance adopted codified statutory accounting principles ("Codification") with an effective date of January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. The Company has not yet determined the impact of Codification to its statutory basis financial statements.

3. INVESTMENTS

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:

                                       COST OR          GROSS          GROSS
                                      AMORTIZED       UNREALIZED     UNREALIZED
                                        COST            GAINS          LOSSES        FAIR VALUE
                                    ------------------------------------------------------------
                                                           (IN THOUSANDS)
At December 31, 1999:
Mortgage-backed securities           $  351,180      $      382      $       -      $  351,562
Corporate securities                    827,300           3,932          47,704        783,529
Asset-backed securities                 131,566               -           4,010        127,556
U.S. Treasury securities and
   obligations of U.S. government
   agencies                              41,562             360           1,638         40,284
Foreign governments                       7,671               -             371          7,300
States and political
   subdivisions                           3,895             159               -          4,054
                                    ------------------------------------------------------------
Total bonds                          $1,363,174      $    4,834      $   53,723     $1,314,285
                                    ============================================================

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

                                       COST OR        GROSS         GROSS
                                      AMORTIZED     UNREALIZED    UNREALIZED
                                        COST          GAINS         LOSSES     FAIR VALUE
                                    ------------------------------------------------------
                                                              (IN THOUSANDS)
At December 31, 1998:
Mortgage-backed securities           $1,969,989    $        -     $       -    $1,969,989
Corporate securities                  1,803,209         5,445        53,873     1,754,781
Asset-backed securities                 497,116             -             -       497,116
U.S. Treasury securities and
   obligations of U.S.
   government agencies                  258,659           206           741       258,124
Foreign governments                      29,412             -           999        28,413
States and political
   subdivisions                           3,955           158             -         4,113
                                    ------------------------------------------------------
Total bonds                          $4,562,340    $    5,809     $  55,613    $4,512,536
                                    ======================================================

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1999 and 1998, the fair value of investments in bonds includes $0.9 billion and $3.8 billion, respectively, of bonds that were valued at amortized cost.

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1999, by contractual maturity, is as follows:

                                                  COST OR
                                                 AMORTIZED           FAIR
                                                   COST              VALUE
                                            ----------------------------------
                                                    (IN THOUSANDS)
Years to maturity:
   One or less                                  $        -       $        -
   After one through five                           52,155           49,654
   After five through ten                          140,261          135,928
   After ten                                       688,012          649,584
   Asset-backed securities                         131,566          127,556
   Mortgage-backed securities                      351,180          351,563
                                            ----------------------------------

Total                                           $1,363,174       $1,314,285
                                            ==================================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1999 and 1998 were $4.6 billion, which includes $3.4 billion of assets recaptured by General American (see Note 5), and $4.1 billion; gross gains of $6.9 million and $26.5 million, and gross losses of $202.2 million and $26.8 million were realized on those sales, respectively.

At December 31, 1999 and 1998, bonds with an admitted asset value of $5,651,000 and $7,521,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

Unrealized gains and losses on investment in subsidiary are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:

                                                        GROSS         GROSS
                                                      UNREALIZED    UNREALIZED
                                          COST          GAINS         LOSSES        FAIR VALUE
                                    -----------------------------------------------------------
                                                                (IN THOUSANDS)
At December 31, 1999:
   Subsidiary                          $   17,943    $   37,356     $        -     $    55,299
                                    ===========================================================

At December 31, 1998:
   Subsidiary                          $   17,823    $   41,680     $        -     $    59,503
                                    ===========================================================

The Company's mortgage loan portfolio is primarily comprised of agricultural loans. The Company made no new investments in mortgage loans during 1999. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 1999, the Company held no mortgages with interest more than one year past due. During 1999, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

Major categories of the Company's net investment income are summarized as follows:

                                                       YEAR ENDED DECEMBER 31,
                                                       1999              1998
                                                   ----------------------------
                                                           (IN THOUSANDS)
Income:
   Bonds                                            $  229,082      $  299,122
   Preferred stocks                                      5,027           3,226
   Dividend from subsidiary                                  -           2,771
   Mortgage loans                                          850           1,100
   Policy loans                                          7,873           7,544
   Cash and short-term investments                       8,697          15,335
   Other investment income                               2,760           2,091
                                                   ----------------------------
Total investment income                                254,289         331,189

Investment expenses                                     (2,977)         (2,807)
Interest expense on repurchase agreements               (1,014)         (6,913)
                                                   ----------------------------

Net investment income                               $  250,298      $  321,469
                                                   ============================

4. DERIVATIVE INSTRUMENTS

The Company offers equity-indexed products through its separate accounts that meet consumer demand for equity investments with downside protection. In connection with this product the Company has 215 S&P 500 futures contracts outstanding as of December 31, 1999 from the Chicago Mercantile Exchange. The Company acquired the futures through the use of a margin account whereby the Company maintains a minimum cash balance of approximately $10,000 per contract. Should the S&P 500 fall below the level determined at the acquisition date, the Company would be required to add additional cash to the margin account based on the change in the S&P 500's market value. Should the S&P 500 increase from its level at the inception of the contract, cash would be added by the counterparty to the margin account. Unrealized market value gains on the futures recorded in the separate accounts statement of operations to hedge against the Company's obligation to pay equity-indexed returns to policy holders.

                        Integrity Life Insurance Company

4. DERIVATIVE INSTRUMENTS (CONTINUED)

During 1998, the Company entered into total yield swap transactions with two affiliates of the Company, 312 Certificate Company ("312CC") and 212 Certificate Company ("212CC"). 312CC and 212CC were established as special purpose entities to offer privately placed institutional face-amount certificates. These swaps are considered off-balance sheet items.

The swap transactions generally provide that the Company pays an amount that approximates the interest credited to be paid to certificate holders plus outside credit enhancement fees and receives the book income of the 312CC and 212CC investment portfolios, less investment advisory expenses. The Company accounts for the swap activity in its guaranteed separate account. During 1999, the Company recorded approximately $2.3 million and $1.4 million of net investment income from 312CC and 212CC, respectively in its separate account summary of operations.

During 1999, certain events caused the 312CC and 212CC institutional face-amount certificates to be paid prior to their stated maturity dates. At the payment dates, the fair value of the 312CC and 212CC investment portfolios were less than account value, as such, the swap transactions provided that the Company contribute the difference. Accordingly, expense charges of approximately $13.8 million and $23.7 million were recognized to terminate the swap transactions with 312CC and 212CC, respectively. As of December 31, 1999, the company had notes payable outstanding of $7.8 million and $16.4 million for the above described swap transactions for 312CC and 212CC, respectively. Pursuant to the sale of the Company, the $7.8 million note will be reduced to $6.0 million and the $16.4 million note will be reduced to $12 million. The notes accrue interest at a rate based on LIBOR until paid in full.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the financial instruments, but does not expect any counterparties to fail to meet their obligations given their high credit ratings.

5. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment and variable

                        Integrity Life Insurance Company

5. REINSURANCE (CONTINUED)

annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:

                                                      YEAR ENDED DECEMBER 31,
                                                       1999              1998
                                                   ----------------------------
                                                           (IN THOUSANDS)
Direct premiums and amounts assessed
  against policyholders                             $  562,982      $  421,637
Reinsurance assumed                                    271,144       1,474,079
Reinsurance ceded                                     (238,454)        (19,850)
                                                   ----------------------------
Net premiums, annuity considerations and
  deposit-type funds                                $  595,672      $1,875,866
                                                   ============================

In 1999 and 1998, the Company assumed $271.0 million and $1.5 billion, respectively, in funding agreement and GIC deposits through a 50% coinsurance agreement with General American Life Insurance Company.

REINSURANCE AND FUNDING AGREEMENT RECAPTURE

As part of an institutional restructuring, on August 3, 1999, the Company and General American Life Insurance Company ("General American") completed a transaction whereby General American recaptured approximately $3.4 billion of assets and related liabilities (GICs and funding agreements) previously ceded through a reinsurance agreement to the Company (the "Transaction"). The Transaction, which terminated the reinsurance and related agreements, including a marketing partnership agreement, was effective as of July 26, 1999. These assets and related liabilities were part of a joint product development, marketing and reinsurance relationship with General American involving funding agreements and GICs.

                        Integrity Life Insurance Company

5. REINSURANCE (CONTINUED)

As a result of the Transaction, the Company recorded a loss on reinsurance recapture of approximately $146 million during the third quarter of 1999 primarily due to interest rate related decreases in the fair value of investment securities recaptured by General American. Surplus was reduced by approximately $95 million on this transaction as a $51.5 million capital contribution was made by ARM to the Company as part of the Transaction. In addition, the Company recorded a loss and reduction in surplus of approximately $40 million to discharge an institutional liability in its separate accounts. The Company does not intend to pursue additional institutional spread or institutional fee business, nor does the Company have any remaining institutional business outstanding.

6. FEDERAL INCOME TAXES

The Company files a consolidated return with National Integrity. The method of allocation between the companies is based on separate return calculations with current benefit being given for the use of National Integrity's losses and credits in the consolidated return.

Income before income taxes differs from taxable income principally due to value of insurance in force, interest maintenance reserves, and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

7. SURPLUS

The ability of the Company to pay dividends is limited by state insurance laws. Under Ohio insurance laws, the Company may pay dividends, without the approval of the Ohio Director of Insurance, only from earned surplus and those dividends may not exceed (when added to other dividends paid in the proceeding 12 months) the greater of (i) 10% of the Company's statutory capital and surplus as of the preceding December 31, or (ii) the Company's statutory net income for the preceding year. The Company may not pay any dividends during 2000 without prior approval.

Under New York insurance laws, National Integrity may pay dividends to the Company only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution. During 1999, the Company did not receive any dividends from National Integrity.

                        Integrity Life Insurance Company

7. SURPLUS (CONTINUED)

The NAIC's Risk-Based Capital ("RBC") requirements attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula is used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1999 and 1998, the adjusted capital and surplus of the Company is in excess of the minimum level of RBC that would require regulatory response.

8. ANNUITY RESERVES

At December 31, 1999 and 1998, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                            AMOUNT           PERCENT
                                                                       ------------------------------
                                                                        (IN THOUSANDS)
At December 31, 1999:
   Subject to discretionary withdrawal (with adjustment):
     With market value adjustment                                         $  391,598          12.9%
     At book value less surrender charge of 5% or more                       444,529          14.7
     At market value                                                       1,116,396          36.8
                                                                       ------------------------------
   Total with adjustment or at market value                                1,952,523          64.4
   Subject to discretionary withdrawal (without adjustment)
     at book value with minimal or no charge or adjustment                   449,887          14.8
   Not subject to discretionary withdrawal                                   629,132          20.8
                                                                       ------------------------------
   Total annuity reserves and deposit fund liabilities (before
     reinsurance)                                                          3,031,542         100.0%
                                                                                        =============
   Less reinsurance ceded                                                    (35,631)
                                                                       --------------
Net annuity reserves and deposit fund liabilities                         $2,995,911
                                                                       ==============

                        Integrity Life Insurance Company

8. ANNUITY RESERVES (CONTINUED)

                                                                           AMOUNT          PERCENT
                                                                       ----------------------------
                                                                       (IN THOUSANDS)
At December 31, 1998:
   Subject to discretionary withdrawal (with adjustment):
     With market value adjustment                                       $  404,623           6.0%
     At book value less surrender charge of 5% or more                     215,430           3.2
     At market value                                                     1,019,880          15.1
                                                                       ---------------------------
   Total with adjustment or at market value                              1,639,933          24.3
   Subject to discretionary withdrawal (without adjustment)
     at book value with minimal or no charge or adjustment               4,500,408          66.7
   Not subject to discretionary withdrawal                                 607,460           9.0
                                                                       ---------------------------
   Total annuity reserves and deposit fund liabilities (before
     reinsurance)                                                        6,747,801         100.0%
                                                                                        ==========
   Less reinsurance ceded                                                  (28,045)
                                                                       ------------
Net annuity reserves and deposit fund liabilities                       $6,719,756
                                                                       ============

                        Integrity Life Insurance Company

9. SEPARATE ACCOUNTS

The Company's guaranteed separate accounts include indexed products (i.e., equity-indexed annuities and an institutional funding agreement) and non-indexed products and options (i.e., guaranteed rate options and systematic transfer options). The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company's variable annuity products. The Company's equity-indexed annuities provide participation in the S&P 500 Price Index.

The Company's nonguaranteed separate accounts primarily include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative. Assets held in separate accounts are carried at estimated fair values. Information regarding the separate accounts of the Company as of and for the year ended December 31, 1999 is as follows:


                                             SEPARATE ACCOUNTS WITH
                                                   GUARANTEES
                                           -----------------------------
                                                            NONINDEXED     NONGUARANTEED
                                                            GUARANTEED       SEPARATE
                                              INDEXED      MORE THAN 4%      ACCOUNTS          TOTAL
                                           -------------------------------------------------------------
                                                                     (IN THOUSANDS)
Premiums, deposits and other
   considerations                           $     9,177     $   84,662     $   142,145     $   235,984
                                           =============================================================

Reserves for separate accounts with
   assets at fair value                     $   107,197     $  364,996     $ 1,150,849     $ 1,623,042
                                           =============================================================

Reserves for separate accounts by
  withdrawal characteristics:
     Subject to discretionary
       withdrawal (with adjustment):
         With market adjustment             $    58,373    $   333,225     $         -     $   391,598
         At book value without
           market value adjustment
           and with current surrender
           charge of 5% or more                       -         31,771               -          31,771
         At market value                              -              -       1,150,849       1,150,849
                                           -------------------------------------------------------------
     Total with adjustment or at
       market value                              58,373        364,996       1,150,849       1,574,218
     Not subject to discretionary
       withdrawal                                48,824              -               -          48,824
                                           -------------------------------------------------------------
Total separate accounts reserves            $   107,197    $   364,996     $ 1,150,849     $ 1,623,042
                                           =============================================================

                        Integrity Life Insurance Company

9. SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1999 and 1998 is presented below:

                                                                   1999              1998
                                                               -------------------------------
                                                                       (IN THOUSANDS)
Transfers as reported in the Summary of Operations of
    the Separate Accounts Statement:
     Transfers to separate accounts                             $   235,977      $   350,917
     Transfers from separate accounts                              (748,943)        (166,508)
                                                               --------------------------------
Net transfers to separate accounts                                 (512,966)         184,409

Reconciling adjustments:
Policy deductions and other expense reported as other
    revenues                                                          1,637            2,077
                                                               -------------------------------
Transfers as reported in the Summary of Operations of
   the Life, Accident and Health Annual Statement               $  (511,329)     $   186,486
                                                               ===============================

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                        Integrity Life Insurance Company

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                               DECEMBER 31, 1999                  DECEMBER 31, 1998
                                         ---------------------------------------------------------------
                                            CARRYING          FAIR            CARRYING          FAIR
                                             AMOUNT           VALUE            AMOUNT           VALUE
                                         ---------------------------------------------------------------
                                                                       (IN THOUSANDS)
Assets:
   Bonds                                  $1,363,174       $1,171,131        $4,562,340      $4,390,941
   Preferred stocks                           75,828           66,369            32,704          32,643
   Mortgage loans                              8,935            8,935            11,719          11,719
   Cash and short-term investments           177,279          177,279           412,074         412,074

Liabilities:
   Life and annuity reserves for
     investment-type contracts and
     deposit fund liabilities             $1,408,722       $1,397,952        $4,705,091      $4,669,365
   Separate accounts annuity reserves      1,588,589        1,573,192         2,016,056       2,001,161

BONDS AND PREFERRED STOCKS

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

MORTGAGE LOANS AND CASH AND SHORT-TERM INVESTMENTS

The carrying amount of mortgage loans and cash and short-term investments approximates their fair value.

LIFE AND ANNUITY RESERVES FOR INVESTMENT-TYPE CONTRACTS AND DEPOSIT FUND LIABILITIES

The fair value of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of institutional deposits represents the estimated present value of cash flows using current market rates and the duration of the liabilities. The fair value of deposit fund

                        Integrity Life Insurance Company

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

liabilities and the remaining annuity reserves are primarily based on the cash surrender values of the underlying contracts.

SEPARATE ACCOUNTS ANNUITY RESERVES

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

11. RELATED PARTY TRANSACTIONS

Effective January 1, 1995, the Company entered into an Administrative Services and an Investment Services Agreement with ARM. ARM performs certain administrative and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1999 and 1998, the Company was charged $32.5 million and $27.2 million, respectively, for these services in accordance with the requirements of applicable insurance law and regulations. In conjunction with the Closing, such agreements were terminated.

12. CONCENTRATION OF CREDIT RISK

At December 31, 1999, the Company held unrated or less-than-investment grade bonds of $157 million with an aggregate fair value of $117 million. Those holdings amounted to 10% of the Company's investments in bonds and less than 5% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds. These evaluations are considered by the Company.

                        Integrity Life Insurance Company

13. DIRECT PREMIUMS WRITTEN BY MANAGING GENERAL AGENTS/THIRD PARTY
ADMINISTRATORS

     The Company issued business through the following managing general agents in 1999:

                                                                                                              Total
                                                    Exclusive         Type of             Authority          Premiums
        Name and Address                EIN         Contract     Business Written          Granted            Written
--------------------------------------------------------------------------------------------------------------------------
Signature Financial Services
550 Pinetown Rd., Suite 208         ###-##-####        No         Fixed Annuities      Writing premium    $ 79,562,426
Ft. Washington,  PA  19034

Ann Arbor Annuity Exchange
2350 Washtenaw, Suite 8
Ann Arbor, MI  48104                ###-##-####        No         Fixed Annuities      Writing premium      56,774,536

Prideaux Agency Inc.
4930 Lincoln Drive
Edina,  MN  55436                   ###-##-####        No         Fixed Annuities      Writing premium       8,672,723

Consumer Insurance Group
232 F Street
Salida,  CO  81201                  ###-##-####        No         Fixed Annuities      Writing premium       8,308,482

Platinum
111 W Micheltorena St., #300
Santa Barbara,  CA  93101           ###-##-####        No         Fixed Annuities      Writing premium       4,143,218

Sentry Financial Group
10 W Bergen Place                   ###-##-####        No         Fixed Annuities      Writing premium       2,901,395
Red Bank,  NJ  07701


The aggregate remaining premiums written by other managing general agents for 1999 was $2,864,812.

                        Integrity Life Insurance Company

14. SUPERVISION ORDER

On August 20, 1999, the Ohio Department of Insurance issued a Supervision Order with respect to the Company. Under the terms of the Supervision Order, the Company has continued payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions, but must receive written consent from the Ohio Department of Insurance for other payments including dividends to ARM. The Supervision Order also suspended the processing of surrenders of policies except in the cases of approved hardship. On August 31, 1999, the Supervision Order was amended to allow the Company to resume processing surrender requests from its variable life and annuity policyholders. The Supervision Order was automatically extended until March 2, 2000, when it was released upon the close of the Sale of the Company.

15. RECONCILIATION OF ANNUAL STATEMENT TO AUDITED FINANCIAL STATEMENTS

Total admitted assets, net loss and total capital and surplus at December 31, 1999, as reported in the accompanying audited statutory basis financial statements, differ from the amount reported in the 1999 NAIC Annual Statement filed with insurance regulatory authorities as follows:

                                                     TOTAL
                                                    ADMITTED                   CAPITAL AND
                                                     ASSETS       NET LOSS       SURPLUS
                                                   ---------------------------------------
                                                               (IN THOUSANDS)
Balance as of December 31, 1999 as reported
   in the NAIC Annual Statement                   $ 3,543,146   $   190,699   $    84,612
Reduction in federal income tax recoverable            (2,211)        2,211         2,211
                                                  ----------------------------------------
Balance as of December 31, 1999 as reported
   in the accompanying audited financial
   statements                                     $ 3,545,357   $   188,488   $    86,823
                                                  ========================================